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                                    EXHIBIT A
                             JOINT FILING AGREEMENT


         We, the signatories of the statement on Schedule 13D filed with respect to the Common Stock of Superior Energy Services, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.

Dated: May 5, 2004
                                 First Reserve Fund VII, Limited Partnership, a Delaware limited partnership

                                 By:      First Reserve GP VII, L.P.
                                          its general partner

                                          By:      First Reserve Corporation
                                                   its general partner

                                          /s/ Thomas R. Denison
                                          -----------------------------------
                                          Name:    Thomas R. Denison
                                          Title:   Managing Director


                                 First Reserve Fund VIII, L.P.,
                                 a Delaware limited partnership

                                 By:      First Reserve GP VIII, L.P.
                                          its general partner

                                          By:      First Reserve Corporation
                                                   its general partner

                                          /s/ Thomas R. Denison
                                          -----------------------------------
                                          Name:    Thomas R. Denison
                                          Title:   Managing Director

                                 First Reserve GP VII, L.P.,
                                 a Delaware limited partnership

                                 By:      First Reserve Corporation
                                          its general partner

                                          /s/ Thomas R. Denison
                                          -----------------------------------
                                          Name:    Thomas R. Denison
                                          Title:   Managing Director


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                                 First Reserve GP VIII, L.P.,
                                 a Delaware limited partnership

                                 By:      First Reserve Corporation
                                          its general partner

                                          /s/ Thomas R. Denison
                                          -----------------------------------
                                          Name:    Thomas R. Denison
                                          Title:   Managing Director

                                 First Reserve Corporation

                                          /s/ Thomas R. Denison
                                          -----------------------------------
                                          Name:    Thomas R. Denison
                                          Title:   Managing Director